Waddell & Reed Advisors Funds
                    Retirement Shares

                    Annual
                    Report
                    -------------
                    June 30, 2001

CONTENTS


         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        27     Independent Auditors' Report

        28     Income Tax Information

        30     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Retirement Shares, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

June 30, 2001

An interview with Charles W. Hooper Jr., portfolio manager of Waddell & Reed Advisors Retirement Shares, Inc.


This report relates to the operation of Waddell & Reed Advisors Retirement Shares, Inc. for the fiscal year ended June 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund underperformed its benchmark indexes during a difficult market environment. The Fund's Class A shares declined 27.87 percent during the fiscal year, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 14.87 percent during the fiscal year; the Salomon Brothers Treasury/Government Sponsored/Corporate Index (reflecting the performance of securities generally representing the bond market), which increased 11.26 percent for the fiscal year; and the Lipper Flexible Portfolio Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 5.97 percent for the period. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark indexes during the fiscal year? Unfortunately, we underestimated the severity of the economic slowdown that affected all sectors, particularly technology, during the fiscal year. Moreover, going back to the mid-1950s, we have never experienced a period during which the 10-year Treasury Index has so dramatically outperformed the S&P 500, as was the case during most of our fiscal year. During this time we feel we were significantly underweighted in bonds, compared with our benchmark, which was the primary reason for our underperformance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
In 2001, the Federal Reserve began the most aggressive easing cycle since 1982, when, between January and June, it cut interest rates by 275 basis points. The money supply has thus expanded dramatically which, historically, should have been an extremely positive backdrop for stocks. This has not been the case during the first six months of 2001. We are hopeful that the Fed's efforts, along with the recent tax cut, will begin to bring the economy around toward recovery.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The bond market peaked in late March to early April of 2001 and began a correction that lasted into late May. We attempted to take advantage of that correction and increased our exposure to bonds to 20 percent of the portfolio, which is our largest exposure to the fixed income market since the spring of 1999. Since we believe that uncertainty remains regarding the depth and duration of the economic slowdown, as well as the slope of the recovery, we feel that it was prudent to increase our exposure to bonds during this uncertain environment.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
During the fiscal year, the Fund maintained exposure in high-quality growth companies, such as those found in the health care and financial services industries. Additionally, the Fund had some exposure to the more cyclical energy and technology sectors. Recognizing that the stock market has historically discounted the future to some extent, we feel that this may very well be an appropriate time to increase exposure to the more cyclical sectors of the stock market that may benefit should the economy begin to recover. During easing cycles over the last 25 years, the Nasdaq Composite Index and related industries traditionally have been the quickest to recover. Only time will tell if that phenomenon will be repeated in the coming months. In any case, we continue our effort to seek out strong companies in various industries that we feel are poised to benefit from long-term growth trends, while striving to balance the portfolio with high-quality bonds.


Respectfully,


Charles W. Hooper Jr.
Manager
Waddell & Reed Advisors
Retirement Shares, Inc.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT


                                                Salomon
                            Waddell            Brothers    Lipper
                             & Reed           Treasury/  Flexible
                           Advisors          Government Portfolio
                         Retirement       S&PSponsored/     Funds
                      Shares, Inc.,       500 Corporate  Universe
                            Class A     Index     Index   Average
                       ------------     --------------- ---------
     06-30-91  Purchase       9,425    10,000    10,000    10,000
     06-30-92                11,115    11,342    11,424    11,293
     06-30-93                12,611    12,887    12,929    12,916
     06-30-94                13,246    13,068    12,758    13,045
     06-30-95                15,242    16,476    14,381    15,179
     06-30-96                17,518    20,760    15,046    17,619
     06-30-97                20,445    27,954    16,222    20,974
     06-30-98                23,399    36,398    18,062    24,816
     06-30-99                26,381    44,666    18,543    27,473
     06-30-00                37,868    47,944    19,327    29,667
     06-30-01                28,983    40,816    21,504    27,896

==== Waddell & Reed Advisors Retirement Shares, Inc., Class A Shares* -- $28,983 ++++ S&P 500 Index -- $40,816
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index -- $21,504 ---- Lipper Flexible Portfolio Funds Universe Average -- $27,896

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


                     Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   6-30-01          -27.87%    -26.45%   -24.28%   -23.28%
5 Years Ended
   6-30-01            9.29%    ---       ---        10.81%
10 Years Ended
   6-30-01           11.23%    ---       ---       ---
Since inception of
   Class++ through
   6-30-01          ---          1.23%     2.68%    10.48%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%,
  respectively.   (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares
  (the date on which shares were first acquired by shareholders).


Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF RETIREMENT SHARES

--------------------------------------------------------------------------
Retirement Shares

                                GOAL:   To provide the highest
                                        long-term total
                                        investment return that is,
                                        in the opinion of
                                        the Fund's investment manager,
                                        consistent with reasonable safety of
                                        capital.

                            Strategy:   Invests primarily in
                                        common stocks and debt
                                        securities (of any
                                        maturity and mostly of
                                        investment grade) of U.S. and foreign
                                        issuers.  The Fund
                                        generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential.
                                        Typically, the Fund's debt securities
                                        are either U.S. Government securities or investment-grade corporate bonds.

                             Founded:   1972

        Scheduled Dividend Frequency:   Quarterly (March, June, September,
                                        December)

Performance Summary -- Class A Shares
                 Per Share Data
For the Fiscal Year Ended June 30, 2001
---------------------------------------

Dividends paid                  $0.06
                                =====

Capital gains distribution      $2.69
                                =====

Net asset value on
  6-30-01 $6.84 adjusted to:   $ 9.53(A)
  6-30-00                       12.05
                               ------
Change per share               $(2.52)
                               ======

(A)This number includes the capital gains distribution of $2.69 paid in December 2000 added to the actual net asset value on June 30, 2001.

Past performance is not necessarily indicative of future results.

Average Annual Total Return (A)


Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.


                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01    -27.87%      -23.46%         -26.45%       -24.19%
 5-year period
  ended 6-30-01     9.29%       10.59%            ---           ---
10-year period
  ended 6-30-01     11.23%      11.89%            ---           ---
Since inception
  of Class(F)        ---          ---            1.23%         2.75%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-01    -24.28%      -23.28%
 5-year period
  ended 6-30-01      ---         10.81%
10-year period
  ended 6-30-01      ---          ---
Since inception
  of Class(D)       2.68%        10.48%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 (B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights


On June 30, 2001, Waddell & Reed Advisors Retirement Shares, Inc. had net assets totaling $1,130,034,158 invested in a diversified portfolio of:

   79.57% Common Stocks
   10.27% U.S. Government Securities
    8.26% Corporate Bonds
    1.61% Cash and Cash Equivalents
    0.29% Other Government Security



As a shareholder of Waddell & Reed Advisors Retirement Shares, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

 $34.20  Manufacturing Stocks
  14.01  Services Stocks
  13.29  Finance, Insurance and Real Estate Stocks
  10.27  U.S. Government Securities
   8.96  Transportation, Communication, Electric
           and Sanitary Services Stocks
   8.26  Corporate Bonds
   7.81  Mining Stocks
   1.61  Cash and Cash Equivalents
   1.30  Miscellaneous Investing Institutions Stocks
   0.29  Other Government Security

THE INVESTMENTS OF RETIREMENT SHARES

June 30, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 1.14%
 Westwood One, Inc.*  ....................   350,000 $ 12,897,500
                                                     ------------

Business Services - 12.87%
 AOL Time Warner Inc.*  ..................   300,000   15,900,000
 BEA Systems, Inc.*  .....................   450,000   13,817,250
 CheckFree Corporation*  .................   325,000   11,427,000
 Clear Channel Communications, Inc.*  ....   300,000   18,810,000
 Electronic Arts Inc.*  ..................   200,000   11,540,000
 Getty Images, Inc.*  ....................   250,000    6,563,750
 Micromuse Inc.*  ........................   400,000   10,948,000
 Oracle Corporation*  ....................   750,000   14,253,750
 Siebel Systems, Inc.*  ..................   225,000   10,572,750
 Veritas Software Corp.*  ................   475,000   31,582,750
                                                     ------------
                                                      145,415,250
                                                     ------------

Chemicals and Allied Products - 12.81%
 American Home Products Corporation  .....   250,000   14,610,000
 Biogen, Inc.*  ..........................   150,000    8,149,500
 Bristol-Myers Squibb Company  ...........   350,000   18,305,000
 Dow Chemical Company (The)  .............   400,000   13,300,000
 Forest Laboratories, Inc.*  .............   200,000   14,200,000
 Johnson & Johnson  ......................   275,000   13,750,000
 Merck & Co., Inc.  ......................   125,000    7,988,750
 Pfizer Inc.  ............................   450,000   18,022,500
 Pharmacia Corporation  ..................   250,000   11,487,500
 Schering-Plough Corporation  ............   275,000    9,966,000
 Smith International, Inc.*  .............   250,000   14,975,000
                                                     ------------
                                                      144,754,250
                                                     ------------

Communication - 7.80%
 BellSouth Corporation  ..................   350,000   14,094,500
 Charter Communications, Inc.*  ..........   500,000   11,747,500
 NTT DoCoMo, Inc. (A)  ...................       250    4,349,743
 NTT DoCoMo, Inc. (A)(B)  ................       250    4,349,743
 Nextel Communications, Inc.*  ...........   650,000   11,391,250
 Sinclair Broadcast Group, Inc.*  ........   400,000    4,110,000
 Sprint Corporation - FON Group  .........   600,000   12,816,000
 USA Networks, Inc.*  ....................   350,000    9,798,250
 Viacom Inc., Class B*  ..................   300,000   15,525,000
                                                     ------------
                                                       88,181,986
                                                     ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF RETIREMENT SHARES

June 30, 2001

                                              Shares        Value
COMMON STOCKS (Continued)
Depository Institutions - 4.12%
 Morgan (J.P.) Chase & Co.  ..............   500,000 $ 22,300,000
 U.S. Bancorp  ...........................   400,000    9,116,000
 Wells Fargo & Company  ..................   325,000   15,089,750
                                                     ------------
                                                       46,505,750
                                                     ------------

Electric, Gas and Sanitary Services - 1.16%
 El Paso Corporation  ....................   250,000   13,135,000
                                                     ------------

Electronic and Other Electric Equipment - 13.36%
 ADC Telecommunications, Inc.*  ..........   900,000    5,917,500
 Advanced Fibre Communications, Inc.*  ...   375,000    7,738,125
 Amphenol Corporation, Class A*  .........   225,000    9,011,250
 Analog Devices, Inc.*  ..................   250,000   10,812,500
 Broadcom Corporation, Class A*  .........   300,000   12,744,000
 Celestica Inc.*  ........................   200,000   10,300,000
 Harman International Industries,
   Incorporated ..........................   190,000    7,237,100
 Integrated Device Technology, Inc.*  ....   275,000    8,621,250
 Linear Technology Corporation  ..........   175,000    7,761,250
 Maxim Integrated Products, Inc.*  .......   175,000    7,777,875
 McData Corporation, Class B*  ...........   325,000    6,662,500
 Micron Technology, Inc.*  ...............   200,000    8,220,000
 Nokia Corporation, Series A, ADR  .......   375,000    8,265,000
 QUALCOMM Incorporated*  .................   275,000   16,083,375
 Rambus Inc.*  ...........................   400,000    4,922,000
 Texas Instruments Incorporated  .........   275,000    8,662,500
 Xilinx, Inc.*  ..........................   250,000   10,230,000
                                                     ------------
                                                      150,966,225
                                                     ------------

Holding and Other Investment Offices - 1.30%
 Archstone Communities Trust  ............   400,000   10,312,000
 Weingarten Realty Investors  ............   100,000    4,385,000
                                                     ------------
                                                       14,697,000
                                                     ------------

Industrial Machinery and Equipment - 4.33%
 Applied Materials, Inc.*  ...............   275,000   13,664,750
 Cisco Systems, Inc.*  ...................   500,000    9,095,000
 Cooper Cameron Corporation*  ............   300,000   16,740,000
 Sun Microsystems, Inc.*  ................   600,000    9,426,000
                                                     ------------
                                                       48,925,750
                                                     ------------

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF RETIREMENT SHARES

June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 1.71%
 Guidant Corporation*  ...................   250,000 $  9,000,000
 Medtronic, Inc.  ........................   225,000   10,352,250
                                                     ------------
                                                       19,352,250
                                                     ------------

Insurance Agents, Brokers and Service - 1.57%
 Marsh & McLennan Companies, Inc.  .......   175,000   17,675,000
                                                     ------------

Insurance Carriers - 2.38%
 American International Group, Inc.  .....   200,000   17,200,000
 Chubb Corporation (The)  ................   125,000    9,678,750
                                                     ------------
                                                       26,878,750
                                                     ------------

Nondepository Institutions - 1.56%
 Morgan Stanley Dean Witter & Co.  .......   275,000   17,663,250
                                                     ------------

Oil and Gas Extraction - 7.81%
 Anadarko Petroleum Corporation  .........   275,000   14,858,250
 Apache Corporation  .....................   475,000   24,106,250
 Brown (Tom), Inc.*  .....................   450,000   10,802,250
 Burlington Resources Incorporated  ......   325,000   12,983,750
 Nabors Industries, Inc.*  ...............   225,000    8,370,000
 Patterson-UTI Energy, Inc.*  ............   400,000    7,172,000
 Stone Energy Corporation*  ..............   225,000    9,967,500
                                                     ------------
                                                       88,260,000
                                                     ------------

Petroleum and Coal Products - 1.47%
 Murphy Oil Corporation  .................   225,000   16,560,000
                                                     ------------

Real Estate - 0.05%
 FrontLine Capital Group*  ...............   400,000      610,000
                                                     ------------

Security and Commodity Brokers - 3.61%
 Charles Schwab Corporation (The)  .......   400,000    6,120,000
 Goldman Sachs Group, Inc. (The)  ........   325,000   27,885,000
 Neuberger Berman Inc.  ..................   100,000    6,800,000
                                                     ------------
                                                       40,805,000
                                                     ------------

Stone, Clay and Glass Products - 0.52%
 Corning Incorporated  ...................   350,000    5,848,500
                                                     ------------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF RETIREMENT SHARES

June 30, 2001

                                                            Value

TOTAL COMMON STOCKS - 79.57%                         $899,131,461
 (Cost: $957,624,254)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Communication - 3.03%
 Bell Atlantic Financial Services, Inc.,
   7.6%, 3-15-07 .........................   $10,000   10,609,200
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-30 .......................     3,000    3,360,000
 Deutsche Telekom International Finance B.V.,
   8.25%, 6-15-30 ........................    20,000   20,291,000
                                                     ------------
                                                       34,260,200
                                                     ------------

Depository Institutions - 2.39%
 Bank One Corporation,
   7.875%, 8-1-10 ........................    10,000   10,718,900
 Citigroup Inc.,
   5.75%, 5-10-06 ........................    14,000   13,864,200
 Wachovia Corporation,
   6.25%, 8-4-08 .........................     2,500    2,433,250
                                                     ------------
                                                       27,016,350
                                                     ------------

Food and Kindred Products - 0.46%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     5,000    5,150,750
                                                     ------------

Health Services - 0.61%
 Columbia/HCA Healthcare Corporation,
   6.91%, 6-15-05 ........................     7,000    6,825,000
                                                     ------------

Industrial Machinery and Equipment - 1.13%
 Compaq Computer Corporation,
   7.65%, 8-1-05 .........................    10,000   10,227,900
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................     2,500    2,529,400
                                                     ------------
                                                       12,757,300
                                                     ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF RETIREMENT SHARES

June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 0.30%
 General Electric Capital Corporation,
   8.3%, 9-20-09 .........................   $ 3,000 $  3,407,010
                                                     ------------

Transportation by Air - 0.34%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................     3,650    3,884,294
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 8.26%              $ 93,300,904
 (Cost: $90,541,904)

OTHER GOVERNMENT SECURITY - 0.29%
Supranational
 International Bank for Reconstruction and
   Development,
   9.25%, 7-15-17 ........................     2,500 $  3,262,800
                                                     ------------
 (Cost: $2,498,365)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 0.41%
 National Archives Facility Trust,
   8.5%, 9-1-19 ..........................     3,994    4,592,939

Mortgage-Backed Obligations - 0.95%
 Government National Mortgage Association
   Fixed Rate Pass Thru Certificates,
   6.5%, 8-15-28 .........................    10,914   10,794,825

Treasury Obligations - 8.91%
 U.S. Treasury Bond:
   6.25%, 5-15-30 ........................    45,000   47,664,450
   5.375%, 2-15-31 .......................    15,000   14,212,500
 U.S. Treasury Note,
   5.0%, 2-15-11 .........................    40,000   38,806,000
                                                     ------------
Total Treasury Obligations                            100,682,950
                                                     ------------

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 10.27%                               $  116,070,714
 (Cost: $115,427,547)

TOTAL SHORT-TERM SECURITIES - 1.35%                $   15,296,285
 (Cost: $15,296,285)

TOTAL INVESTMENT SECURITIES - 99.74%               $1,127,062,164
 (Cost: $1,181,388,355)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.26%       2,971,994

NET ASSETS - 100.00%                               $1,130,034,158

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF RETIREMENT SHARES

June 30, 2001



Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.
(B) This security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the total value of this security amounted to $4,349,743 or 0.38% of net assets.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

RETIREMENT SHARES
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................   $1,127,062
 Cash   ............................................            2
 Receivables:
   Investment securities sold ......................       20,676
   Dividends and interest ..........................        3,485
   Fund shares sold ................................        1,104
 Prepaid insurance premium .........................           10
                                                       ----------
    Total assets  ..................................    1,152,339
LIABILITIES                                            ----------
 Payable for investment securities purchased .......       19,539
 Payable to Fund shareholders  .....................        2,277
 Accrued service fee (Note 2)  .....................          182
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................          178
 Accrued distribution fee (Note 2)  ................           44
 Accrued management fee (Note 2)  ..................           43
 Accrued accounting services fee (Note 2)  .........           10
 Accrued shareholder servicing - Class Y (Note 2)  .            1
 Other  ............................................           31
                                                       ----------
    Total liabilities  .............................       22,305
                                                       ----------
      Total net assets .............................   $1,130,034
NET ASSETS                                             ==========
 $1.00 par value capital stock:
   Capital stock ...................................   $  165,332
   Additional paid-in capital.......................    1,169,260
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .        1,617
   Accumulated undistributed net realized loss on
    investment transactions  .......................     (119,033)
   Distribution in excess of net realized
    gains on investment transactions  ..............      (32,816)
   Net unrealized depreciation in value of
    investments  ...................................      (54,326)
    Net assets applicable to outstanding               ----------
      units of capital .............................   $1,130,034
Net asset value per share (net assets divided          ==========
 by shares outstanding):
 Class A  ..........................................        $6.84
 Class B ...........................................        $6.78
 Class C  ..........................................        $6.77
 Class Y  ..........................................        $6.84
Capital shares outstanding:
 Class A  ..........................................      157,297
 Class B ...........................................        5,717
 Class C  ..........................................        1,184
 Class Y  ..........................................        1,134
Capital shares authorized ..........................      300,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

RETIREMENT SHARES
For the Fiscal Year Ended June 30, 2001
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................      $15,209
   Dividends (net of foreign withholding taxes of $16)      7,240
                                                         --------
    Total income  ..................................       22,449
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        8,920
   Service fee:
    Class A  .......................................        2,824
    Class B  .......................................           92
    Class C  .......................................           19
   Transfer agency and dividend disbursing:
    Class A  .......................................        1,774
    Class B  .......................................          128
    Class C  .......................................           28
   Distribution fee:
    Class A  .......................................          188
    Class B  .......................................          277
    Class C  .......................................           58
   Accounting services fee .........................          115
   Custodian fees ..................................           63
   Shareholder servicing - Class Y .................           23
   Audit fees ......................................           16
   Legal fees ......................................           14
   Other ...........................................          241
                                                         --------
    Total expenses  ................................       14,780
                                                         --------
      Net investment income ........................        7,669
                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................     (119,046)
 Realized net gain on foreign currency
    transactions ...................................           13
                                                        ---------
   Realized net loss on investments.................     (119,033)
 Unrealized depreciation in value of investments
   during the period ...............................     (233,408)
                                                         --------
    Net loss on investments  .......................     (352,441)
                                                         --------
      Net decrease in net assets resulting
       from operations  ............................    $(344,772)
                                                         ========


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

RETIREMENT SHARES
(In Thousands)
                                        For the fiscal year ended
                                                    June 30,
                                        -------------------------
                                              2001        2000
Increase (Decrease) in Net Assets       ------------  -----------
 Operations:
   Net investment income ...............  $    7,669   $    6,176
   Realized net gain (loss) on investments  (119,033)     363,878
   Unrealized appreciation
    (depreciation)  ....................    (233,408)      33,900
                                          ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations ........    (344,772)     403,954
                                          ----------   ----------
 Distributions to shareholders (Note 1E):*
   From net investment income:
    Class A  ...........................      (7,781)      (5,913)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................        (111)         (69)
   From realized gains on securities transactions:
    Class A  ...........................    (281,276)    (157,339)
    Class B  ...........................      (8,507)        (576)
    Class C  ...........................      (1,733)        (113)
    Class Y  ...........................      (2,084)      (1,368)
   In excess of realized gains on securities transactions:
    Class A  ...........................     (31,438)         ---
    Class B  ...........................        (951)         ---
    Class C  ...........................        (194)         ---
    Class Y  ...........................        (233)         ---
                                          ----------   ----------
                                            (334,308)    (165,378)
                                          ----------   ----------
 Capital share transactions (Note 5)  ..     386,886      290,316
                                          ----------   ----------
      Total increase (decrease).........    (292,194)     528,892
NET ASSETS
 Beginning of period  ..................   1,422,228      893,336
                                          ----------   ----------
 End of period, including undistributed
   net investment income of $1,617
   and $1,827, respectively ............  $1,130,034   $1,422,228
                                          ==========   ==========
                 *See "Financial Highlights" on pages 17 - 20.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RETIREMENT SHARES
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                               For the fiscal year ended June 30,
                               ----------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $12.05 $ 9.84   $9.28  $9.14   $8.72
                             ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.06   0.06    0.19   0.24    0.27
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.52)  3.92    0.92   0.99    1.08
                             ------ ------   -----  -----   -----
Total from investment
 operations  .......          (2.46)  3.98    1.11   1.23    1.35
                             ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.06) (0.06)  (0.18) (0.25)  (0.27)
 From capital gains           (2.42) (1.71)  (0.37) (0.84)  (0.66)
 In excess of
   capital gains ...          (0.27) (0.00)  (0.00) (0.00)  (0.00)
                             ------ ------   -----  -----   -----
Total distributions.          (2.75) (1.77)  (0.55) (1.09)  (0.93)
                             ------ ------   -----  -----   -----
Net asset value,
 end of period  ....          $6.84 $12.05   $9.84  $9.28   $9.14
                             ====== ======   =====  =====   =====
Total return* ......         -23.46% 43.54%  12.75% 14.45%  16.70%
Net assets, end of
 period (in millions)        $1,075 $1,377    $890   $825    $716
Ratio of expenses to
 average net assets            1.11%  1.10%   0.99%  0.93%   0.92%
Ratio of net
 investment income
 to average net
 assets  ...........           0.62%  0.55%   2.04%  2.57%   3.12%
Portfolio turnover
 rate  .............         227.44%295.37% 122.58% 53.52%  39.55%
 *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RETIREMENT SHARES
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                           For the
                            For the         period
                             fiscal           from
                               year       10-4-99*
                              ended        through
                            6-30-01        6-30-00
                            -------        -------
Net asset value,
 beginning of period         $12.00         $10.12
                            ------         ------
Income (loss) from investment
 operations:
 Net investment loss          (0.01)         (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.52)          3.60
                            ------         ------
Total from investment
 operations  .......          (2.53)          3.59
                            ------         ------
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (2.42)         (1.71)
 In excess of
   capital gains ...          (0.27)         (0.00)
                            ------         ------
Total distributions           (2.69)         (1.71)
                            ------         ------
Net asset value,
 end of period  ....          $6.78         $12.00
                             =====          =====
Total return .......         -24.19%         38.28%
Net assets, end of
 period (in
 millions)  ........            $39            $28
Ratio of expenses to
 average net assets            2.07%          2.05%**
Ratio of net investment
 loss to average
 net assets  .......          -0.36%         -0.42%**
Portfolio turnover
 rate  .............         227.44%        295.37%***

  *Commencement of operations.
 **Annualized.
***For the twelve months ended June 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RETIREMENT SHARES
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                           For the
                            For the         period
                             fiscal           from
                               year       10-4-99*
                              ended        through
                            6-30-01        6-30-00
                            -------        -------
Net asset value,
 beginning of period         $12.00         $10.12
                             -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.01)         (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.53)          3.60
                             -----          -----
Total from investment
 operations  .......          (2.54)          3.59
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (2.42)         (1.71)
 In excess of
   capital gains ...          (0.27)         (0.00)
                             -----          -----
Total distributions           (2.69)         (1.71)
                             -----          -----
Net asset value,
 end of period  ....          $6.77         $12.00
                             =====          =====
Total return .......         -24.28%         38.28%
Net assets, end of
 period (in
 millions)  ........             $8             $6
Ratio of expenses to
 average net assets            2.09%          2.07%**
Ratio of net investment
 loss to average
 net assets  .......          -0.38%         -0.44%**
Portfolio turnover
 rate  .............         227.44%        295.37%***

  *Commencement of operations.
 **Annualized.
***For the twelve months ended June 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RETIREMENT SHARES
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                               For the fiscal year ended June 30,
                             ------------------------------------
                               2001   2000    1999   1998    1997
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of period         $12.05 $ 9.85   $9.28  $9.14   $8.72
                             ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.09   0.10    0.20   0.25    0.29
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.53)  3.89    0.94   0.99    1.07
                             ------ ------   -----  -----   -----
Total from investment
 operations ........          (2.44)  3.99    1.14   1.24    1.36
                             ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income...........          (0.08) (0.08)  (0.20) (0.26)  (0.28)
 From capital gains           (2.42) (1.71)  (0.37) (0.84)  (0.66)
 In excess of
   capital gains ...          (0.27) (0.00)  (0.00) (0.00)  (0.00)
                             ------ ------   -----  -----   -----
Total distributions.          (2.77) (1.79)  (0.57) (1.10)  (0.94)
                             ------ ------   -----  -----   -----
Net asset value,
 end of period  ....          $6.84 $12.05   $9.85  $9.28   $9.14
                             ====== ======   =====  =====   =====
Total return .......         -23.28% 43.75%  13.11% 14.62%  16.87%
Net assets, end of
 period (in
 millions)  ........             $8    $11      $3     $3      $3
Ratio of expenses
 to average net
 assets ............           0.87%  0.88%   0.75%  0.79%   0.78%
Ratio of net
 investment income
 to average net
 assets ............           0.79%  0.75%   2.32%  2.71%   3.28%
Portfolio
 turnover rate .....         227.44%295.37% 122.58% 53.52%  39.55%

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of management, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are
     amortized for both financial and tax reporting purposes.   Dividend income
     is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities, therefore management believes there will be no impact to the Fund.


NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.


                     Accounting Services Fee

                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.4125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,260,454. During the period ended June 30, 2001, W&R received $46,939 and $4,369 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $3,089,170 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $39,689, which are included in other expenses.

    W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $2,625,795,539 while proceeds from maturities and sales aggregated $2,644,664,035. Purchases of short-term and U.S. Government securities aggregated $2,838,996,542 and $242,446,500, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $2,875,864,768 and $161,471,253, respectively.

For Federal income tax purposes, cost of investments owned at June 30, 2001 was $1,185,761,506, resulting in net unrealized depreciation of $58,699,342, of which $67,075,750 related to appreciated securities and $125,775,092 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital gain net income of $34,225,547 during its fiscal year ended June 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). A portion of the capital gain net income was paid to shareholders during the period ended June 30, 2001. Remaining capital gain net income will be distributed to the Fund's shareholders.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through June 30, 2001, the Fund incurred net capital losses of $149,388,974, which have been deferred to the fiscal year ending June 30, 2002.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.


                              For the fiscal

                           year ended June 30,
                       --------------------------
                           2001           2000
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       43,303        20,241
 Class B .............        2,988         2,413
 Class C .............          728           502
 Class Y  ............        3,000           728
Shares issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A  ............       39,789        15,696
 Class B .............        1,189            56
 Class C .............          244            11
 Class Y  ............          186            86
Shares redeemed:
 Class A  ............      (40,045)      (12,091)
 Class B .............         (854)          (75)
 Class C .............         (281)          (20)
 Class Y  ............       (2,951)         (254)
                         ----------    ----------
Increase in outstanding
 capital shares ......       47,296        27,293
                         ==========    ==========
Value issued from sale
 of shares:
 Class A  ............     $341,382      $222,569
 Class B .............       27,879        27,172
 Class C .............        6,746         5,630
 Class Y  ............       23,223         7,680
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............      315,401       161,642
 Class B .............        9,357           576
 Class C .............        1,919           113
 Class Y  ............        1,467           885
Value redeemed:
 Class A  ............     (309,777)     (132,076)
 Class B .............       (7,074)         (860)
 Class C .............       (2,383)         (234)
 Class Y  ............      (21,254)       (2,781)
                           --------      --------
Increase in outstanding
 capital  ............     $386,886      $290,316
                           ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Retirement Shares, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund") as of June 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Retirement Shares, Inc. as of June 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

INCOME TAX INFORMATION


The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
                  PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                  For Individuals        For Corporations
                  -----------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
 9-13-00  $0.0200 $0.0200    $   ---  $0.0189   $0.0011   $   ---
12-13-00   2.7100  2.0060     0.7040   0.0148    1.9912    0.7040
 3-14-01   0.0100  0.0100        ---   0.0100       ---       ---
 6-13-01   0.0100  0.0100        ---   0.0100       ---       ---
           ------ -------    -------  -------   -------   -------
Total     $2.7500 $2.0460    $0.7040  $0.0537   $1.9923   $0.7040
           ====== =======    =======  =======   =======   =======
                              Class B and Class C
12-13-00  $2.6900 $1.9860    $0.7040     $---   $1.9860   $0.7040
           ====== =======    =======  =======   =======   =======
                                    Class Y
 9-13-00  $0.0260 $0.0260    $   ---  $0.0245   $0.0015   $   ---
12-13-00   2.7160  2.0120     0.7040   0.0193    1.9927    0.7040
 3-14-01   0.0130  0.0130        ---   0.0129    0.0001       ---
 6-13-01   0.0160  0.0160        ---   0.0159    0.0001       ---
           ------ -------    -------  -------   -------   -------
Total     $2.7710 $2.0670    $0.7040  $0.0726   $1.9944   $0.7040
           ====== =======    =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.






Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Charles W. Hooper, Jr., Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com


NUR1007A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.